     HARTFORD
     LIFE INSURANCE COMPANY
     SEPARATE ACCOUNT TWO (DC II)
 [LOGO]
     TAX SHELTERED ANNUITY/INDIVIDUAL RETIREMENT ANNUITY

   The group variable annuity contracts (hereinafter the "Contract" or "Contracts") described in this Prospectus are issued by Hartford Life Insurance Company ("Hartford"). The Contracts provide for an Accumulation Period and an Annuity Period. Contributions are held in a division of Hartford Life Insurance Company Separate Account Two ("DC-II") during both the Accumulation Period and the Annuity Period. The Contracts may contain a General Account option which allows Participants to allocate contributions to the General Account of Hartford. The General Account option, if applicable, is not described in this Prospectus.

   The Contracts are offered for use in (a) annuity purchase plans adopted according to Section 403(b) of the Internal Revenue Code ("Code") by public school systems, certain tax-exempt organizations described in Section 501(c)(3) of the Code, (b) employee pension plans established for employees of a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and (c) Individual Retirement Annuity plans adopted according to Section 408 of the Code.

   The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment ("Fund") for that Sub-Account.

 Advisers Fund             --  shares of Class IA of Hartford Advisers HLS
   Sub-Account                 Fund, Inc. ("Hartford Advisers Fund")
 Bond Fund Sub-Account     --  shares of Class IA of Hartford Bond HLS Fund,
                               Inc. ("Hartford Bond Fund")
 Capital Appreciation      --  shares of Class IA of Hartford Capital
   Fund                        Appreciation HLS Fund, Inc. ("Hartford Capital
   Sub-Account                 Appreciation Fund")
 Dividend and Growth Fund  --  shares of Class IA of Hartford Dividend and
   Sub-Account                 Growth HLS Fund, Inc. ("Hartford Dividend and
                               Growth Fund")
 Index Fund Sub-Account    --  shares of Class IA of Hartford Index HLS Fund,
                               Inc. ("Hartford Index Fund")
 International             --  shares of Class IA of Hartford International
   Opportunities Fund          Opportunities HLS Fund, Inc. ("Hartford
   Sub-Account                 International Opportunities Fund")
 Money Market Fund         --  shares of Class IA of Hartford Money Market HLS
   Sub-Account                 Fund, Inc. ("Hartford Money Market Fund")
 Mortgage Securities Fund  --  shares of Class IA of Hartford Mortgage
   Sub-Account                 Securities HLS Fund, Inc. ("Hartford Mortgage
                               Securities Fund")
 Stock Fund Sub-Account    --  shares of Class IA of Hartford Stock HLS Fund,
                               Inc. ("Hartford Stock Fund")
 Calvert Social Balanced   --  shares of Calvert Social Balanced Portfolio
   Portfolio Sub-Account       Series of Calvert Variable Series, Inc.
                               ("Calvert Social Balanced Portfolio")
 AMS/American Century VP   --  shares of American Century Variable Portfolios,
   Advantage Fund              Inc. American Century VP Advantage
   Sub-Account                 ("AMS/American Century VP Advantage Fund")
 AMS/American Century VP   --  shares of American Century Variable Portfolios,
   Capital Appreciation        Inc. American Century VP Capital Appreciation
   Fund Sub-Account            ("AMS/American Century VP Capital Appreciation
                               Fund")
 AMS/Fidelity VIP II       --  shares of Fidelity Investments Variable
   Asset Manager Fund          Insurance Products Fund II Asset Manager
   Sub-Account                 Portfolio ("AMS/Fidelity VIP II Asset Manager
                               Portfolio")
 AMS/Fidelity VIP II       --  shares of Fidelity Investments Variable
   Contrafund Fund             Insurance Products Fund II Contrafund Portfolio
   Sub-Account                 ("AMS/Fidelity VIP II Contrafund Portfolio")
 AMS/Fidelity VIP Growth   --  shares of Fidelity Investments Variable
   Fund                        Insurance Products Fund Growth Portfolio
   Sub-Account                 ("AMS/Fidelity VIP Growth Portfolio")
 AMS/Fidelity VIP          --  shares of Fidelity Investments Variable
   Overseas Fund               Insurance Products Fund Overseas Portfolio
   Sub-Account                 ("AMS/Fidelity VIP Overseas Portfolio")

 This Prospectus sets forth the information concerning DC-II that investors ought to know before investing. This Prospectus should be kept for future reference. Additional information about DC-II has been filed with the Securities and Exchange Commission and is available from Hartford without charge upon request. To obtain the Statement of Additional Information send a written request to Hartford Life Insurance Company, Attn.: AMS Service Center Operations, P.O. Box 2999, Hartford, CT 06104-2999. The Table of Contents for the Statement of Additional Information may be found on page 36 of this Prospectus. The Statement of Additional Information is incorporated herein by reference.
 ------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 ------------------------------------------------------------------------------
 THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. IT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY. INVESTMENT IN A CONTRACT INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
 ------------------------------------------------------------------------------
 THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS LISTED ABOVE WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNS. INVESTORS ARE ADVISED TO READ AND RETAIN ALL PROSPECTUSES FOR FUTURE REFERENCE.
 ------------------------------------------------------------------------------
 Prospectus Dated: May 1, 1998
 Revised as of: October 21, 1998
 Statement of Additional Information Dated: May 1, 1998

                               TABLE OF CONTENTS

 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 GLOSSARY OF SPECIAL TERMS...............................................    3
 FEE TABLE...............................................................    5
 SUMMARY.................................................................    7
 ACCUMULATION UNIT VALUES................................................    9
 PERFORMANCE RELATED INFORMATION.........................................   12
 INTRODUCTION............................................................   13
 THE CONTRACTS AND THE SEPARATE ACCOUNT..................................   13
   What are the Contracts?...............................................   13
   Who can buy the Contracts?............................................   13
   What is the Separate Account and how does it operate?.................   13
 OPERATION OF THE CONTRACTS..............................................   14
   How are Contributions credited?.......................................   14
   May I change the amount of my Contributions?..........................   14
   May I make changes in my Sub-Account allocations?.....................   15
   May I transfer assets between Sub-Accounts/the General Account?.......   15
   How do I transfer assets between Sub-Accounts or change my Sub-Account
    allocations?.........................................................   15
   May I systematically transfer assets to the Sub-Accounts?.............   15
   What happens if the Contractholder fails to make Contributions?.......   16
   May I assign or transfer the Contract?................................   16
   May I request a loan from my Individual Account?......................   16
   How do I know what my Individual Account is worth?....................   17
   How is the Accumulation Unit value determined?........................   17
   How are the underlying Fund shares valued?............................   17
 PAYMENT OF BENEFITS.....................................................   17
   What would my Beneficiary receive as death proceeds?..................   17
   How can a Contract be redeemed or surrendered?........................   18
   Can payment of the redemption or surrender value ever be postponed
    beyond the seven day period?.........................................   19
   May I surrender once Annuity payments have started?...................   19
   Can a Contract be suspended by a Contractholder?......................   19
   How do I elect an Annuity Commencement Date and form of Annuity?......   19
   What is the minimum amount that I may select as an Annuity payment?...   19
   How are Contributions made to establish my Annuity Account?...........   20
   What are the available Annuity options under the Contracts?...........   20
   Systematic Withdrawal Option..........................................   21
   How are Variable Annuity payments determined?.........................   21
   Can a Contract be modified?...........................................   22
 CHARGES UNDER THE CONTRACTS.............................................   23
   How are the charges under the Contracts made?.........................   23
   What do the sales charges cover?......................................   23
   What is the mortality, expense risk and administrative charge?........   23
   Are there any other administrative charges?...........................   24
   Is there ever a time when the sales charges or the Annual Maintenance
    Fee does not apply?..................................................   24
   Experience Rating of the Contracts....................................   25
   How much are the deductions for Premium Taxes on the Contracts?.......   25
   What charges are made by the Funds?...................................   25
   Are there any other deductions?.......................................   25
 HARTFORD LIFE INSURANCE COMPANY AND THE FUNDS...........................   25
   What is Hartford?.....................................................   25
   What are the Funds?...................................................   26
     Hartford Funds......................................................   26
     Calvert Fund........................................................   27
     American Century VP Funds...........................................   27
     Fidelity Funds......................................................   27
 FEDERAL TAX CONSIDERATIONS..............................................   29
   What are some of the federal tax consequences which affect the
    Contracts?...........................................................   29
 MISCELLANEOUS...........................................................   33
   What are my voting rights?............................................   33
   Will other contracts be participating in the Separate Account?........   33
   How are the Contracts sold?...........................................   33
   Who is the custodian of the Separate Account's assets?................   34
   Are there any material legal proceedings affecting the Separate
    Account?.............................................................   34
   Year 2000.............................................................   34
   Are you relying on any experts as to any portion of this
    Prospectus?..........................................................   35
   How may I get additional information?.................................   35
 TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION...............   36

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the commencement of Annuity payments.

ACCUMULATION UNIT: An accounting unit of measure used to calculate values in the Sub-Accounts before Annuity payments begin.

ADMINISTRATIVE OFFICE OF HARTFORD: Currently located at 200 Hopmeadow Street, Simsbury, CT. All correspondence concerning this Contract should be sent to P.O. Box 2999, Hartford, CT 06104-2999 Attn: AMS Service Center Administration, except for overnight or express mail packages, which should be sent to: 200 Hopmeadow Street, Simsbury, CT 06089.

ANNUAL MAINTENANCE FEE: A fee charged for establishing and maintaining a Participant's Individual Account under a Contract.

ANNUITANT: A Participant on whose behalf Annuity payments are to be made under a Contract.

ANNUITY: A series of payments for life, or for life with a minimum number of payments or a determinable sum guaranteed, or for a joint lifetime and thereafter during the lifetime of the survivor, or for a designated period.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence.

ANNUITY PERIOD: The period following the commencement of Annuity payments.

ANNUITY UNIT: An accounting unit of measure in DC-II used to calculate the amount of Variable Annuity payments.

BENEFICIARY: The person(s) designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTRACTHOLDER: The Employer or an entity which owns the Contract.

CONTRACT YEAR: A period of 12 consecutive months commencing on the effective date of the Contract or on any anniversary thereof.

CONTRIBUTION(S): The amount(s) paid or transferred to Hartford by the Contractholder on behalf of Participants pursuant to the terms of the Contract.

DATE OF COVERAGE: The date on which the application on behalf of the Participant is received in good order by Hartford.

DC-II: A division of Hartford Life Insurance Company Separate Account Two.

EMPLOYER: An employer who establishes a Tax Sheltered Annuity plan or an Individual Retirement Annuity plan for its employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the Annuity Period and which do not vary with the investment experience of DC-II.

FUNDS: The Funds described commencing on page 26 of this Prospectus.

GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of Hartford other than those allocated to the separate accounts of Hartford, including the Separate Account.

HARTFORD: Hartford Life Insurance Company.

INDIVIDUAL RETIREMENT ANNUITY: An Annuity Contract purchased by an Employer on behalf of its employees and which provides for special tax treatment under
Section 408 of the Code.

IRS: Internal Revenue Service.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have commenced.

PARTICIPANT (ALSO "YOU," "YOUR," "ME," "MY," "I"): Any employee of an Employer/Contractholder electing to participate in a Contract. The term "Participant" includes a Participant Owner under an Individual Retirement Annuity.

PARTICIPANT'S CONTRACT YEAR: A period of 12 consecutive months commencing with the Date of Coverage of the Participant and each successive 12 month period thereafter.

PARTICIPANT'S INDIVIDUAL ACCOUNT: An account to which the General Account values and Accumulation Units are allocated on behalf of a Participant under a Contract.

PREMIUM TAX: A tax charged by a state or municipality on Contract premiums, Contract purchase payments or Contract values.

TAX SHELTERED ANNUITY (ALSO, "TAX DEFERRED ANNUITY"): An Annuity Contract purchased by an Employer on behalf of its employees and which qualifies for special tax treatment under Section 403(b) of the Code.

SEPARATE ACCOUNT: Hartford Life Insurance Company Separate Account Two.

SUB-ACCOUNT: An account established within DC-II with respect to a Fund.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of DC-II is determined at the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments which vary in amount in accordance with the investment experience of the assets held in the underlying Funds of DC-II.

                                   FEE TABLE
                                    SUMMARY
                      Contract Owner Transaction Expenses
                               (All Sub-Accounts)

 Sales Load on Purchases (as a percentage of premium payments).....    None
 Transfer Fee......................................................  $    5
 Contingent Deferred Sales Charge (as a percentage of amounts withdrawn)......................................................
   First through Fifth Year........................................       5%
   Sixth Year......................................................       4%
   Seventh Year....................................................       3%
   Eighth Year.....................................................       2%
   Ninth Year......................................................       1%
   Tenth Year......................................................       0%
 Annual Maintenance Fee............................................  $30.00(1)

 Annual Expenses -- Separate Account (as a percentage of average account value)
     Mortality and Expense Risk (DC-II)............................   1.250%

    The Transfer Fee, Contingent Deferred Sales Charge, and Annual Maintenance Fee and Mortality and Expense Risk charge may be reduced or eliminated. See "Experience Rating of Contracts," page 25.

---------

(1) The Annual Maintenance Fee is a single $30.00 charge on a Participant's Individual Account. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the policy fees have been reflected in the Examples by a method intended to show the "average" impact on the policy fee on an investment in the Separate Account. In the Example, the Annual Maintenance Fee is approximated as a 0.11% annual asset charge based on the experience of the Contracts.

The following table shows annual operating expenses after waivers or reimbursements for December 31, 1997:

                         ANNUAL FUND OPERATING EXPENSES
                        (as a percentage of net assets)

                                                                                                        TOTAL FUND
                                                              MANAGEMENT FEES  OTHER EXPENSES       OPERATING EXPENSES
                                                              ---------------  ---------------  --------------------------
 Hartford Bond Fund..........................................      0.515%           0.020%                0.535%
 Hartford Stock Fund.........................................      0.455%           0.020%                0.475%
 Hartford Money Market Fund..................................      0.450%           0.015%                0.465%
 Hartford Advisers Fund......................................      0.635%           0.020%                0.655%
 Hartford Capital Appreciation Fund..........................      0.645%           0.020%                0.665%
 Hartford Mortgage Securities Fund...........................      0.450%           0.025%                0.475%
 Hartford Index Fund.........................................      0.400%           0.015%                0.415%
 Hartford International Opportunities Fund...................      0.705%           0.090%                0.795%
 Hartford Dividend & Growth Fund.............................      0.685%           0.020%                0.705%
 Calvert Social Balanced Portfolio (1).......................      0.690%           0.120%                0.810%
 American Century VP Advantage Fund..........................      1.000%           0.000%                1.000%
 American Century VP Capital Appreciation Fund...............      1.000%           0.000%                1.000%
 AMS/Fidelity VIP Growth Fund (2)............................      0.600%           0.090%                0.690%
 AMS/Fidelity VIP Overseas Fund (2)..........................      0.750%           0.170%                0.920%
 AMS/Fidelity VIP II Contrafund (2)..........................      0.600%           0.110%                0.710%
 AMS/Fidelity VIP II Asset Manager (2).......................      0.550%           0.100%                0.650%

---------

(1) The figures above for the Calvert Social Balanced Portfolio reflect expenses for fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% for the Portfolio expected to be incurred in 1998. Management and Advisory Expenses includes a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55%. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78%.

(2) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for VIP Growth Portfolio, 0.90% for VIP Overseas Portfolio, 0.76% for VIP II Asset Manager Portfolio, and 0.68% for VIP II Contrafund Portfolio.

EXAMPLE DC-II

                               If you surrender your Contract    If you annuitize your Contract    If you do not surrender your
                               at the end of the applicable      at the end of the applicable      Contract, you would pay the
                               time period, you would pay the    time period, you would pay the    following expenses on a $1,000
                               following expenses on a $1,000    following expenses on a $1,000    investment, assuming a 5%
                               investment, assuming a 5%         investment, assuming a 5%         annual return on assets:
                               annual return on assets:          annual return on the assets:
 SUB-ACCOUNT                   1 YR.  3 YRS.  5 YRS.  10 YRS.    1 YR.  3 YRS.  5 YRS.  10 YRS.    1 YR.  3 YRS.  5 YRS.  10 YRS.
                               ------ ------- ------- --------   ------ ------- ------- --------   ------ ------- ------- --------
 Bond Fund....................  $  71  $  115  $  161   $ 223     $  18  $  59   $  102   $ 222     $  19  $  60   $  103   $ 223
 Stock Fund (1)...............     70     113     158     217        18     57       99     215        19     58      100     217
 Money Market Fund............     70     113     158     216        18     57       98     214        19     58      100     216
 Advisers Fund (1)............     72     118     167     236        20     63      108     235        21     64      110     236
 Capital Appreciation Fund
   (1)........................     72     119     168     237        20     63      109     236        21     64      110     237
 Mortgage Securities Fund.....     70     113     158     217        18     57       99     215        19     58      100     217
 Index Fund (2)...............     70     111     155     210        17     55       96     209        18     56       97     210
 International Opportunities
   Fund.......................     73     122     174     251        21     67      116     249        22     68      117     251
 Dividend & Growth Fund.......     73     120     170     241        20     64      111     240        21     65      112     241
 Calvert Social Balanced
   Portfolio..................     74     123     175     252        21     67      116     251        22     69      118     252
 American Century VP Advantage
   Fund.......................     75     128     184     272        23     73      126     271        24     74      127     272
 American Century VP Capital
   Appreciation Fund..........     75     128     184     272        23     73      126     271        24     74      127     272
 AMS/Fidelity VIP Growth
   Fund.......................     72     119     169     240        20     64      110     238        21     65      111     240
 AMS/Fidelity VIP Overseas
   Fund.......................     75     126     180     264        22     71      122     262        23     72      123     264
 AMS/Fidelity VIP II
   Contrafund.................     73     120     170     242        20     64      111     240        21     66      112     242
 AMS/Fidelity VIP II Asset
   Manager....................     72     118     167     236        19     62      108     234        21     64      109     236

---------

(1) Hartford voluntarily reduces the charge for administrative undertakings with respect to assets allocated to certain of the sub-accounts in DC-II. The reduced total charge for mortality, expense risk and administrative undertakings in these sub-accounts is as follows: Stock Fund, 1.24%; Advisers Fund, 1.20%; Capital Appreciation Fund, 1.21%.

(2) With respect to the Index Fund Sub-Account, the combined total of the applicable charge for mortality, expense risk and administrative undertakings and expenses of the underlying Fund are voluntarily limited to 1.25%.

    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. This table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.

    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                                    SUMMARY

A. CONTRACTS OFFERED

    Group variable annuity contracts are offered for issuance to Employers to allow employee participation and special tax treatment under Section 403(b) and
Section 408 of the Code.

    The Contracts are offered only with respect to plans established and sponsored by Employers for their employees. The Contract is normally issued to the Employer or to the trustee or custodian of the Employer's plan.

B. ACCUMULATION PERIOD UNDER THE CONTRACTS

    During the Accumulation Period, Contributions submitted by the Contractholder are used to purchase variable account interests. Contributions allocated to purchase variable account interests may, after the deductions described hereinafter, be invested in selected Sub-Accounts of DC-II. A Contract may contain a General Account option which allows Participants to allocate contributions to the General Account. The General Account option, if applicable, is not described in this Prospectus.

C. CONTINGENT DEFERRED SALES CHARGES

    There is no deduction for sales expenses at the time Contributions are allocated to the Contract. However, a contingent deferred sales charge may be assessed against a Participant's Individual Account when it is withdrawn. The number of Participant's Contract Years completed prior to withdrawal will determine the amount of the contingent deferred sales charge. The amount or term of the contingent deferred sales charge may be reduced (see "Charges Under the Contracts -- Experience Rating of the Contracts," page 25). Aggregate deferred sales charges will not exceed 8.50% of all Contributions to that Participant's Individual Account.

    The contingent deferred sales charge is a percentage of the amount surrendered and equals:

CONTRACT YEAR                                                            MAXIMUM
OF WITHDRAWAL                                                            CHARGE
--------------------------------------------------------------------  -------------
1 through 5.........................................................           5%
6...................................................................           4%
7...................................................................           3%
8...................................................................           2%
9...................................................................           1%
10 and thereafter...................................................           0%

    No deduction for contingent deferred sales charges will be made in certain cases (see "Charges Under the Contract -- Experience Rating of the Contracts," page 25).

D. TRANSFER BETWEEN ACCOUNTS

    During the Accumulation Period, a Participant may allocate moneys held in DC-II among the available Sub-Accounts. Currently, there is no charge for up to 12 transfers per Participant Contract Year. A fee of $5.00 may be assessed for each transfer made in excess of 12 per Participant Contract Year. No two transfers may occur on consecutive Valuation Days. There may be additional restrictions under certain circumstances. (See "May I transfer assets between Sub-Accounts/the General Account?" on page 15.)

E. ANNUITY PERIOD UNDER THE CONTRACTS

    At the end of the Accumulation Period, Contract values held with respect to a Participant's Individual Account may, at the direction of the Participant, be allocated to provide Fixed Annuities and/or Variable Annuities under the Contract. (See "How are Contributions made to establish my Annuity account?" on page 20.) However, Hartford will not assume responsibility in determining or monitoring minimum distributions beginning at age 70 1/2.

F. MINIMUM DEATH BENEFITS

    A Minimum Death Benefit is provided in the event of death of the Participant prior to the earlier of the Participant's 65th birthday or the Annuity Commencement Date (see "What would my Beneficiary receive as death proceeds?" on page 17).

G. ANNUITY OPTIONS

    The Annuity Commencement Date generally will not be deferred beyond the date the Participant becomes age 70 1/2 or unless an earlier date is required by applicable law and/or regulation. If a Participant does not elect otherwise, Hartford reserves the right to begin Annuity payments automatically upon the Participant's attaining age 65 under an Annuity option providing for a life Annuity with 120 monthly payments certain (see "What are the available Annuity options under the Contracts?" on page 20).

H. DEDUCTIONS FOR PREMIUM TAXES

    Deductions will be made for the payment of any Premium Taxes that may be levied against the Contract at the time imposed under applicable law (see "Charges Under the Contracts," page 23). Currently, the range is 0% to 3.5%.

I. ASSET CHARGE IN THE SEPARATE ACCOUNT

    During both the Accumulation Period and the Annuity Period a charge is made by Hartford for providing the mortality, expense and administrative undertakings under the Contracts. Such charge is made at an annual rate of 1.25% (estimated at .85% for mortality, .15% for expense and .25% for administrative undertakings) of the average daily net assets of DC-II. The rate charged for the mortality, expense and administrative undertakings under the Contracts may be reduced (see "Charges Under the Contracts -- Experience Rating of the Contracts," page 25) and may be periodically increased beyond a rate of 1.25%, subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Commission shall have first approved any such increase. (See "Charges Under the Contracts," page 23.)

J. ANNUAL MAINTENANCE FEE

    An Annual Maintenance Fee may be charged against the value of each Participant's Individual Account under a Contract at the end of a Participant's Contract Year. The maximum Annual Maintenance Fee is $30 per year on each Participant's Individual Account. (See "Charges Under the Contracts," page 23.) Hartford reserves the right to reduce or waive the Annual Maintenance Fee under certain conditions (see "Charges Under the Contracts -- Experience Rating of the Contracts," page 25).

K. MINIMUM PAYMENT

    There is no minimum amount for initial Contributions or subsequent Contributions that may be made by the Contractholder on behalf of a Participant's Individual Account under a Contract.

L. INDIVIDUAL ACCOUNT LOANS

    Generally, a Participant may request a loan from his or her Individual Account under a Tax Sheltered Annuity, subject to a $25 non-refundable loan processing fee (except as otherwise required by statute). Loans must be at least $1,000 and may not exceed the lesser of (a) 50% of the Participant's Individual Account value, or (b) $50,000, reduced by the highest outstanding balance of any loan to such Participant during the 12-month period ending on the day before the loan is made. (See "May I request a loan from my Individual Account?" on page 16.) Individual Account loans may not be available in all states or may be subject to restrictions.

M. FUND FEES AND CHARGES

    The Funds are subject to certain fees, charges and expenses. See the prospectuses for the Funds accompanying this Prospectus.

N. PAYMENT ALLOCATION TO DC-II

    The Contracts permit the allocation of Contributions, in multiples of 10% of each Contribution, among the Sub-Accounts under DC-II. There is no minimum amount that may be allocated to any Sub-Account.

O. VOTING RIGHTS OF CONTRACTHOLDERS

    Contractholders and/or vested Participants will have the right to vote on matters affecting the Funds underlying the Contracts to the extent that proxies are solicited by any such Fund. If a Contractholder or vested Participant does not vote, Hartford shall vote such Contractholder's or Participant's interest in the same proportion as shares of the Fund for which instructions have been received by Hartford (see "What are my voting rights?" on page 33).

                            ACCUMULATION UNIT VALUES
         (FOR AN ACCUMULATION UNITS OUTSTANDING THROUGHOUT THE PERIOD)

    The following information has been derived from the audited financial statements of the Separate Account, which have been audited by Arthur Anderson, LLP, independent public accountants, as indicated in their report thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated herein by reference in this Prospectus.

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1997      1996      1995     1994     1993     1992     1991     1990
                                          --------  --------  --------  -------  -------  -------  -------  -------
 BOND FUND SUB-ACCOUNT
   (Inception Date August 25, 1982)
 Accumulation Unit value at beginning of
  period................................. $  4.187  $  4.095  $  3.500  $ 3.689  $ 3.389  $ 3.251  $ 2.827  $ 2.641
 Accumulation Unit value at end of
  period................................. $  4.604  $  4.187  $  4.095  $ 3.500  $ 3.689  $ 3.389  $ 3.251  $ 2.827
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    1,606     1,655     1,368    1,123      992      816      732      724
 STOCK FUND SUB-ACCOUNT
   (Inception Date June 29, 1982)
 Accumulation Unit value at beginning of
  period................................. $ 11.017  $  8.968  $  6.771  $ 6.988  $ 6.188  $ 5.694  $ 4.627  $ 4.874
 Accumulation Unit value at end of period $ 14.295  $ 11.017  $  8.968  $ 6.771  $ 6.988  $ 6.188  $ 5.694  $ 4.627
 Number of Accumulation Units outstanding
  at end of period
  (in thousands)                             5,082     4,885     4,413    3,885    3,181    2,517    1,885    1,467
 MONEY MARKET FUND SUB-ACCOUNT
   (Inception Date June 29, 1982)
 Accumulation Unit value at beginning of
  period................................. $  2.725  $  2.624  $  2.512  $ 2.447  $ 2.407  $ 2.351  $ 2.245  $ 2.103
 Accumulation Unit value at end of period $  2.834  $  2.725  $  2.624  $ 2.512  $ 2.447  $ 2.407  $ 2.351  $ 2.245
 Number of Accumulation Units outstanding
  at end of period
  (in thousands)                             1,473     1,333       989      905      886      884      929      881
 ADVISERS FUND SUB-ACCOUNT
   (Inception Date May 2, 1983)
 Accumulation Unit value at beginning of
  period................................. $  4.201  $  3.647  $  2.876  $ 2.993  $ 2.700  $ 2.524  $ 2.123  $ 2.123
 Accumulation Unit value at end of
  period................................. $  5.168  $  4.201  $  3.647  $ 2.876  $ 2.993  $ 2.700  $ 2.524  $ 2.123
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................   10,299    10,505     9,212    8,279    7,023    7,323    6,220    5,565
 CAPITAL APPRECIATION FUND SUB-ACCOUNT
   (Inception Date April 2, 1984)
 Accumulation Unit value at beginning of
  period................................. $  6.533  $  5.478  $  4.257  $ 4.204  $ 3.524  $ 3.050  $ 2.004  $ 2.278
 Accumulation Unit value at end of
  period................................. $  7.896  $  6.533  $  5.478  $ 4.257  $ 4.204  $ 3.524  $ 3.050  $ 2.004
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................   11,032    10,979     9,081    6,923    4,940    3,276    2,113    1,455
 MORTGAGE SECURITIES FUND SUB-ACCOUNT
   (Inception Date January 15, 1985)
 Accumulation Unit value at beginning of
  period................................. $  2.421  $  2.333  $  2.034  $ 2.093  $ 1.993  $ 1.929  $ 1.702  $ 1.571
 Accumulation Unit value at end of
  period................................. $  2.606  $  2.421  $  2.333  $ 2.034  $ 2.093  $ 1.993  $ 1.929  $ 1.702
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    1,035     1,141     1,149      994      942      802      736      582


                                           1989     1988
                                          -------  -------
 BOND FUND SUB-ACCOUNT
   (Inception Date August 25, 1982)
 Accumulation Unit value at beginning of
  period................................. $ 2.385  $ 2.244
 Accumulation Unit value at end of
  period................................. $ 2.641  $ 2.385
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................     594      433
 STOCK FUND SUB-ACCOUNT
   (Inception Date June 29, 1982)
 Accumulation Unit value at beginning of
  period................................. $ 3.915  $ 3.331
 Accumulation Unit value at end of period $ 4.874  $ 3.915
 Number of Accumulation Units outstanding
  at end of period
  (in thousands)                            1,156    1,011
 MONEY MARKET FUND SUB-ACCOUNT
   (Inception Date June 29, 1982)
 Accumulation Unit value at beginning of
  period................................. $ 1.951  $ 1.840
 Accumulation Unit value at end of period $ 2.103  $ 1.951
 Number of Accumulation Units outstanding
  at end of period
  (in thousands)                              718      628
 ADVISERS FUND SUB-ACCOUNT
   (Inception Date May 2, 1983)
 Accumulation Unit value at beginning of
  period................................. $ 1.766  $ 1.566
 Accumulation Unit value at end of
  period................................. $ 2.123  $ 1.766
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................   5,227    4,631
 CAPITAL APPRECIATION FUND SUB-ACCOUNT
   (Inception Date April 2, 1984)
 Accumulation Unit value at beginning of
  period................................. $ 1.858  $ 1.490
 Accumulation Unit value at end of
  period................................. $ 2.278  $ 1.858
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................   1,037      787
 MORTGAGE SECURITIES FUND SUB-ACCOUNT
   (Inception Date January 15, 1985)
 Accumulation Unit value at beginning of
  period................................. $ 1.406  $ 1.313
 Accumulation Unit value at end of
  period................................. $ 1.571  $ 1.406
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................     845      764

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1997      1996      1995     1994     1993     1992     1991     1990
                                          --------  --------  --------  -------  -------  -------  -------  -------
 INDEX FUND SUB-ACCOUNT
   (Inception Date June 3, 1987)
 Accumulation Unit value at beginning of
  period................................. $  2.848  $  2.353  $  1.738  $ 1.735  $ 1.605  $ 1.522  $ 1.190  $ 1.255
 Accumulation Unit value at end of
  period................................. $  3.745  $  2.848  $  2.353  $ 1.738  $ 1.735  $ 1.605  $ 1.522  $ 1.190
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    5,415     4,378     3,153    2,376    1,862    1,437      871      595
 CALVERT SOCIAL BALANCED PORTFOLIO
   SUB-ACCOUNT
   (Inception Date January 25, 1990)
 Accumulation Unit value at beginning of
  period................................. $  2.021  $  1.817  $  1.417  $ 1.483  $ 1.391  $ 1.308  $ 1.138  $ 1.106
 Accumulation Unit value at end of
  period................................. $  2.396  $  2.021  $  1.817  $ 1.417  $ 1.483  $ 1.391  $ 1.308  $ 1.138
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    1,291     1,193       923      693      498      317      187       94
 INTERNATIONAL OPPORTUNITIES FUND
   SUB-ACCOUNT
   (Inception Date July 2, 1990)
 Accumulation Unit value at beginning of
  period................................. $  1.483  $  1.329  $  1.181  $ 1.220  $ 0.924  $ 0.979  $ 0.877  $ 1.000
 Accumulation Unit value at end of
  period................................. $  1.469  $  1.483  $  1.329  $ 1.181  $ 1.220  $ 0.924  $ 0.979  $ 0.877
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    5,864     5,996     4,520    3,640    1,495      553      220       52
 DIVIDEND AND GROWTH FUND SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.490  $  1.223  $  1.000       --       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  1.993  $  1.490  $  1.223       --       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    6,877     3,874       558       --       --       --       --       --
 AMS/AMERICAN CENTURY VP ADVANTAGE FUND
   SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.134  $  1.051  $  1.000       --       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  1.264  $  1.134  $  1.051       --       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      189       144        36       --       --       --       --       --
 AMS/AMERICAN CENTURY VP CAPITAL
   APPRECIATION FUND SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.021  $  1.081  $  1.000       --       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  0.976  $  1.021  $  1.081       --       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    1,520     1,108       634       --       --       --       --       --


                                           1989     1988
                                          -------  -------
 INDEX FUND SUB-ACCOUNT
   (Inception Date June 3, 1987)
 Accumulation Unit value at beginning of
  period................................. $ 0.975  $ 0.850
 Accumulation Unit value at end of
  period................................. $ 1.255  $ 0.975
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................     275      116
 CALVERT SOCIAL BALANCED PORTFOLIO
   SUB-ACCOUNT
   (Inception Date January 25, 1990)
 Accumulation Unit value at beginning of
  period................................. $ 1.000       --
 Accumulation Unit value at end of
  period................................. $ 1.106
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      18       --
 INTERNATIONAL OPPORTUNITIES FUND
   SUB-ACCOUNT
   (Inception Date July 2, 1990)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      --       --
 DIVIDEND AND GROWTH FUND SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      --       --
 AMS/AMERICAN CENTURY VP ADVANTAGE FUND
   SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      --       --
 AMS/AMERICAN CENTURY VP CAPITAL
   APPRECIATION FUND SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      --       --

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1997      1996      1995     1994     1993     1992     1991     1990
                                          --------  --------  --------  -------  -------  -------  -------  -------
 AMS/FIDELITY VIP OVERSEAS FUND
   SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.152  $  1.030  $  1.000       --       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  1.269  $  1.152  $  1.030       --       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    1,563       921       181       --       --       --       --       --
 AMS/FIDELITY VIP II ASSET MANAGER FUND
   SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.230  $  1.087  $  1.000       --       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  1.466  $  1.230  $  1.087       --       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    2,172     1,491       312       --       --       --       --       --
 AMS/FIDELITY VIP II CONTRAFUND FUND
   SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.316  $  1.099  $  1.000       --       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  1.613  $  1.316  $  1.099       --       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    7,407     5,069     1,808       --       --       --       --       --
 AMS/FIDELITY VIP GROWTH FUND SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.215  $  1.073  $  1.000       --       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  1.482  $  1.215  $  1.073       --       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................    7,393     5,773     2,055       --       --       --       --       --


                                           1989     1988
                                          -------  -------
 AMS/FIDELITY VIP OVERSEAS FUND
   SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      --       --
 AMS/FIDELITY VIP II ASSET MANAGER FUND
   SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      --       --
 AMS/FIDELITY VIP II CONTRAFUND FUND
   SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      --       --
 AMS/FIDELITY VIP GROWTH FUND SUB-ACCOUNT
   (Inception Date May 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period
  (in thousands).........................      --       --

                        PERFORMANCE RELATED INFORMATION

    DC-II may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on that Sub-Account's past performance only and is no indication of future performance.

    The Advisers Fund, Bond Fund, Calvert Social Balanced Portfolio, Capital Appreciation Fund, Dividend and Growth Fund, Index Fund, International Opportunities Fund, Money Market Fund, Mortgage Securities Fund, Stock Fund, AMS/American Century VP Advantage Fund, AMS/American Century VP Capital Appreciation Fund, AMS/Fidelity VIP II Asset Manager Fund, AMS/Fidelity VIP Growth Fund, AMS/Fidelity VIP II Contrafund Fund, and AMS/Fidelity VIP Overseas Fund Sub-Accounts may include total investment return in advertisements or other sales materials.

    When a Sub-Account advertises its standardized total return, total return will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of investments in the Sub-Account at the beginning of the relevant period to the value of the investments at the end of such period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures are net of all Fund level management fees and charges, the mortality, expense risk and administrative charge and the Annual Maintenance Fee.

    The Bond Fund, Mortgage Securities Fund and AMS/American Century VP Advantage Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of such period. The resulting figure reflects the recurring charges, including the Annual Maintenance Fee and the mortality, expense risk and administrative charge, on the Separate Account level.

    The Money Market Fund may advertise yield and effective yield. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e., the income earned in such period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level, including the Annual Maintenance Fee and the mortality, expense risk and administrative charge.

    Total return at the Separate Account level includes all Contract charges, i.e., contingent deferred sales charges, mortality, expense risk and administrative charges, and the Annual Maintenance Fee and, therefore, is lower than total return at the Fund level, with no comparable charges. Likewise, yield at the Separate Account level includes all recurring charges (except contingent deferred sales charges), and, therefore, is lower than yield at the Fund level, with no comparable charges.

                                  INTRODUCTION

    This Prospectus has been designed to provide you with the information necessary to make a decision on purchasing a Contract offered by Hartford in DC-II, or an interest therein, which Contract will be issued in conjunction with a Tax Sheltered Annuity plan or an Individual Retirement Annuity plan established by an Employer for the benefit of its employees. This Prospectus describes only the elements of the Contract pertaining to the variable portion of such Contract. The Contracts may contain a General Account option which is not described in this Prospectus. Please read the Glossary of Special Terms (pages 3 and 4) prior to reading this Prospectus to familiarize yourself with the terms used herein.

                     THE CONTRACTS AND THE SEPARATE ACCOUNT

WHAT ARE THE CONTRACTS?

    The Contracts are group variable annuity contracts under which variable account Contributions are held in a division of Hartford Life Insurance Company Separate Account Two ("DC-II") during both the Accumulation Period and the Annuity Period. A Contract may provide a General Account option. The Contracts are issued to Employers or to a trustee or custodian of an Employer's plan to allow the employees of such Employer/Contractholder to participate in a Tax Sheltered Annuity or an Individual Retirement Annuity.

    During the Accumulation Period under a Contract, Contributions submitted by the Contractholder are used to purchase variable account interests. Subject to the deductions described hereinafter, Contributions allocated to purchase variable account interests may be invested in selected Sub-Accounts.

WHO CAN BUY THE CONTRACTS?

    The group variable annuity Contracts offered under this Prospectus are offered for use in connection with Annuity purchase plans adopted in accordance with Section 403(b) of the Code by public school systems, certain tax-exempt organizations described in Section 501(c)(3) of the Code and including employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, as well as in connection with Individual Retirement Annuity plans. A Contract is issued to an Employer or to a trustee or custodian of the Employer's plan to provide a Tax Sheltered Annuity or Individual Retirement Annuity plan for its employees.

WHAT IS THE SEPARATE ACCOUNT AND HOW DOES IT OPERATE?

    The Separate Account is organized as a unit investment trust and has been registered as such with the Commission under the Investment Company Act of 1940, as amended. Registration of the Separate Account with the Commission does not involve supervision by the Commission of the management or investment practices or policies of the Separate Account or of Hartford. However, Hartford and the Separate Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut. The Separate Account meets the definition of "separate account" under federal securities law.

    Under Connecticut law, the assets of the Separate Account attributable to the Contracts are held for the benefit of the Contractholders and the persons entitled to payments under, the Contracts. Also, in accordance with the Contracts, the assets in the Separate Account attributable to Contracts participating in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Therefore, you will not be affected by the rate of return of the General Account, nor by the investment performance of any of Hartford's other separate accounts.

    Contributions under the Contract are allocated to one or more Sub-Accounts of the Separate Account. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Contributions and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the Contributions were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of a Participant's Individual Account therefore will vary during the Accumulation Period in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, Annuity payments and reserve values will vary in accordance with these factors.

    HARTFORD DOES NOT GUARANTEE THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OR ANY UNDERLYING INVESTMENTS. THERE IS NO ASSURANCE THAT THE VALUE OF A CONTRACT DURING THE YEARS PRIOR TO RETIREMENT OR THE AGGREGATE AMOUNT OF THE VARIABLE ANNUITY PAYMENTS WILL EQUAL THE SUM OF PARTICIPANT CONTRIBUTIONS MADE UNDER THE CONTRACT. SINCE EACH UNDERLYING FUND HAS DIFFERENT INVESTMENT OBJECTIVES, EACH FUND IS SUBJECT TO ITS OWN SET OF RISKS. THESE RISKS ARE MORE FULLY DESCRIBED IN THE FUND PROSPECTUSES ACCOMPANYING THIS PROSPECTUS.

    Hartford reserves the right, subject to compliance with applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or in the event of changes in applicable law or interpretations of law. Current law requires that Participants receive notice of any such substitution and approval thereof by the Commission. Hartford also reserves the right, subject to compliance with applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future. The Separate Account may be subject to liabilities arising from another division of the Separate Account whose assets are attributable to other variable annuity contracts or variable life insurance policies offered by the Separate Account and not described in this Prospectus.

    Hartford may offer additional Separate Account options from time to time under the Contracts. Such new options will be subject to the charges, fees, and or transfer restrictions for the Contracts then in effect.

                           OPERATION OF THE CONTRACTS

HOW ARE CONTRIBUTIONS CREDITED?

    A group contract is issued to an Employer adopting a Plan and will cover all present and future Participants in such Plan. The Contracts provide for variable (Separate Account) Contributions and allocations to the General Account during the Accumulation Period.

    The number of Accumulation Units in each Sub-Account to be credited to a Participant's Individual Account is determined by dividing the portion of the Contributions being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on the applicable Valuation Day.

    Initial contributions are priced for crediting to a Participant's Individual Account within two business days after receipt by Hartford at its Administrative Office of a properly completed application and the initial Contribution. If an application or any other necessary information (collectively, the "application") is incomplete when received by Hartford, the initial Contribution will be credited to the Participant's Individual Account not later that two business days after the application is made complete. However, if an incomplete application is not made complete within five business days of the date on which such incomplete application was initially received by Hartford, the initial Contribution will be returned immediately, unless you have been informed of the delay and request that the Contribution not be returned.

    Subsequent Contributions properly designated for a Participant's Individual Account are priced for crediting to such Participant's Individual Account on the Valuation Day that the Contribution is received by Hartford at its Administrative Office, or at another designated location.

    The number of Accumulation Units in a Sub-Account will not change because of a subsequent change in an Accumulation Unit's value, but the dollar value of an Accumulation Unit will vary to reflect the investment experience of the underlying Fund shares.

    There is no minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant's Individual Account under a Contract.

MAY I CHANGE THE AMOUNT OF MY CONTRIBUTIONS?

    Yes. However, the minimum Contribution that may be made at any one time on behalf of a Participant during the Accumulation Period under a contract is $30, unless the Employer's Plan provides otherwise. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 10%, among the Sub-Accounts. The minimum amount that may be allocated to any Sub-Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Hartford.

MAY I MAKE CHANGES IN MY SUB-ACCOUNT ALLOCATIONS?

    The Contract permits the allocation of Contributions, in multiples of 10%, among the 16 Sub-Accounts. There is no minimum amount that may be allocated to any one Sub-Account. Such changes must be requested in the form and manner prescribed by Hartford.

MAY I TRANSFER ASSETS BETWEEN SUB-ACCOUNTS/THE GENERAL ACCOUNT?

    During the Accumulation Period a Participant may transfer the value of his or her Individual Account allocations from one or more Sub-Accounts or the General Account to one or more other Sub-Accounts, the General Account or to any combination thereof.

    Amounts allocated to the General Account, or amounts previously allocated to the General Account during the three month period immediately preceding the date such transfer is requested, may not be transferred to any Sub-Account which Hartford considers to be a competing fixed income Sub-Account. Hartford reserves the right to limit the maximum amount transferred from the General Account during a Contract Year to 20% of the Participant's Individual Account in any one Participant's Contract Year.

    Currently there is no transfer charge for the first 12 transfers per Participant's Contract Year. A fee of $5.00 may be assessed for each transfer in excess of 12 per Participant's Contract Year. No two transfers may occur on consecutive Valuation Days.

    Additionally, with respect to a Participant's Individual Account, the right to transfer moneys between Sub-Accounts is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by the Contractholder/Participant is, or would be, to the disadvantage of other Contractholders/Participants. Any modification could be applied to transfers to or from the same or all of the Sub-Accounts and could include, but not be limited to, requiring a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Participant or Contractholder, or limiting the dollar amount that may be transferred between Sub-Accounts by a Contractholder or Participant at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which Hartford considers to be to disadvantageous to other Contractholders and Participants.

HOW DO I TRANSFER ASSETS BETWEEN SUB-ACCOUNTS OR CHANGE MY SUB-ACCOUNT ALLOCATIONS?

    Transfers between Sub-Accounts and changes in Sub-Account allocations may be made by written request to Hartford or by calling Hartford at 1-800-771-3051. Any transfers or changes made in writing will be effected as of the date the request is received by Hartford at its Administrative Office. Transfers or changes initiated by telephone may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that Participants identify themselves by their group number, Participant number and social security number. All transfer instructions made by telephone are recorded.

MAY I SYSTEMATICALLY TRANSFER ASSETS TO THE SUB-ACCOUNTS?

    If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Money Market Fund Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account or the Money Market Fund Sub-Account (whichever meets the applicable minimum value) to other Sub-Accounts at monthly, quarterly, semi-annual or annual intervals. This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more Accumulation Units are purchased in a Sub-Account if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average cost per Accumulation Unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five business days after Hartford receives your initial election, either on an appropriate election form in good order or by telephone, subject to the telephone transfer procedures detailed above. The amount transferred will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form provided by Hartford or over our recorded telephone line. You may allocate amounts to a maximum of five Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Money Market Fund Sub-Account, as applicable, is less than the amount you have elected to have transferred under your Dollar Cost Averaging program, your Dollar Cost Averaging program will end.

    You may cancel your Dollar Cost Averaging election by notice in writing to Hartford or by calling us at 1-800-528-9009 and giving notice to a Hartford representative on our recorded telephone line.

WHAT HAPPENS IF THE CONTRACTHOLDER FAILS TO MAKE CONTRIBUTIONS?

    A Contract will be deemed paid-up within 30 days after any anniversary date of the Contract if the Contractholder has not remitted a Contribution to Hartford during the preceding 12 month period. Effective with a change of the Contract to paid-up status, no further Contributions will be accepted by Hartford and each Participant's Individual Account will be considered to be inactive until the commencement of Annuity payments or until the value of the Participant's Individual Account is disbursed or applied in accordance with the termination provisions (see "Payment of Benefits -- How can a Contract be redeemed or surrendered?" on page 18).

MAY I ASSIGN OR TRANSFER THE CONTRACT?

    The Contract and a Participant's interest therein may not be assigned, transferred or pledged.

MAY I REQUEST A LOAN FROM MY INDIVIDUAL ACCOUNT?

    During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Individual Account, subject to a single $25 non-refundable loan processing fee (except as otherwise required by statute). The loan proceeds and the loan processing fee will be deducted from the General Account on the date that the loan proceeds are disbursed. Loans against a Participant's Individual Account may not be available in all states or may be subject to restrictions. Loans are not available to Participants under an Individual Retirement Annuity plan.

    The amount of a loan may not exceed the lesser of (a) 50% of the value of the Participant's Individual Account, or (b) $50,000, reduced by the highest outstanding balance of any loan to such Participant during the 12-month period ending on the day before the loan is made. The minimum loan amount is $1,000.

    At the beginning of each calendar quarter, Hartford shall determine the interest rate to be charged on all loans issued during such quarter. The interest rate shall reflect current market interest rates and the prevailing interest rate levels under the Contract. The maximum interest rate shall not exceed the current guaranteed interest rate for the General Account plus 2%. Monthly loan payments (except for the initial loan payment) are due and payable at the Administrative Office of Hartford on the last business day of each month. The initial monthly loan payment is due and payable during the month in which the loan proceeds are disbursed from the Participant's Individual Account. The Participant's Individual Account will be credited with the amount of monthly loan payments (both principal and interest) minus a monthly loan balance charge of .166% of the then-outstanding loan balance. The monthly loan balance charge will be retained by Hartford.

    Prepayment of the outstanding loan balance is prohibited during the first 12 months following disbursement of the loan proceeds, except upon termination of employment. Thereafter, a Participant may prepay all or any portion of the outstanding principal balance on the loan and any unpaid interest accrued as of the date of the payment made by the Participant. Participants may select a repayment term of one to five years (in 12 month increments) from the last business day of the first month in which the loan amount is distributed. Loan balances which remain unpaid after a specified period will be treated as a distribution from the Participant's Individual Account which is subject to taxation (see "Federal Tax Considerations," page 29).

    Loans will have a permanent effect on the Participant's Individual Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant's Individual Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.

HOW DO I KNOW WHAT MY INDIVIDUAL ACCOUNT IS WORTH?

    The value of a Participant's Individual Account under a Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Accumulation Units credited to the Participant's Individual Account by the current Accumulation Unit value for the Sub-Account(s). There is no assurance that the value in the Sub-Accounts will equal or exceed the Contributions made to such Sub-Accounts.

    The value of the Accumulation Units in DC-II which represent an interest in the appropriate Fund shares that are held under the Contract was initially established on the date that Contributions were credited to the appropriate Sub-Account. The value of the respective Accumulation Units for any subsequent day is determined by multiplying the Accumulation Unit value for the preceding day by the net investment factor of the appropriate Sub-Accounts (see "How is the Accumulation Unit value determined?" below).

HOW IS THE ACCUMULATION UNIT VALUE DETERMINED?

    The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended), divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period, minus the amount of any charges assessed during the Valuation Period then ended.

    Participants should refer to the prospectuses for the Funds which accompany this Prospectus for a description of how the assets of each Fund are valued, since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and, therefore, the value of a Participant's Individual Account. The Accumulation Unit value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges, as described in this Prospectus.

HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of a Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the prospectuses for the Funds accompanying this Prospectus.

                              PAYMENT OF BENEFITS

WHAT WOULD MY BENEFICIARY RECEIVE AS DEATH PROCEEDS?

    Each Contract provides that, in the event the Participant dies before the selected Annuity Commencement Date or the date the Participant attains age 65 (whichever occurs first), the Minimum Death Benefit payable on such Contract will be the greater of (a) the value of such Participant's Individual Account, determined as of the date on which written proof of the death of such Participant is received by Hartford, or (b) 100% of total Contributions made to the Participant's Individual Account, reduced by any prior partial withdrawals or outstanding loan indebtedness.

    The death benefit may be taken by the Beneficiary in a single fixed sum, in which case payment will be made within seven days of receipt of proof of death by Hartford, unless subject to postponement as explained below. In lieu of payment in one sum, a Beneficiary may elect that the amount be applied under any annuity option available with respect to variable annuities then being issued by Hartford; provided that any such option must provide that a death benefit will be distributed within five years of the Participant's death; or, if the death benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such benefit must commence within one year of the date of the Participant's death. Each Contract further provides that, if the Beneficiary is the spouse of the Participant, such spouse may elect, in lieu of the death benefit, to be treated as the Participant.

    An election to receive death benefits under a form of Annuity must be made prior to a lump sum settlement with Hartford and within one year after the Participant's death by written notice to Hartford at its offices in Hartford, Connecticut. Benefit proceeds due upon a Participant's death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. If a Beneficiary elects to receive variable payments, the amount of each Annuity payment will vary to reflect fluctuations in the investment results of the Funds. No election to provide Annuity payments will become operative unless the initial Annuity payment is at least $20, on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payments are determined and in which they may vary from month to month are the same as applicable to a Participant's Individual Account after retirement (see "Payment of Benefits -- How are Contributions made to establish my Annuity account?" on page 20).

HOW CAN A CONTRACT BE REDEEMED OR SURRENDERED?

    THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(b) TAX-SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) TAX-SHELTERED ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO A CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN THE CASH VALUE THEREOF AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACTHOLDER/PARTICIPANT HAS (A) ATTAINED AGE
59 1/2, (B) TERMINATED EMPLOYMENT, (C) DIED, (D) BECOME DISABLED, OR (E) EXPERIENCED FINANCIAL HARDSHIPS.

    DISTRIBUTIONS DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

    HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE- OR POST-JANUARY 1, 1989 ACCOUNT VALUES.

    Upon termination of Contributions for a Participant prior to the selected Annuity Commencement Date, the Participant will have the following options, subject to the restrictions above:

    (1) To continue a Participant's Individual Account in force under the Contract. Under this option, on the selected Annuity Commencement Date, the Participant will begin to receive Annuity payments under the selected Annuity option under the Contract. (See "Payment of Benefits -- What are the available Annuity options under the Contracts?" on page 20.) At any time in the interim between such termination of Contributions and the Annuity Commencement Date, the Participant may surrender his or her Individual Account for a lump sum cash settlement in accordance with item (3), below.

    (2) To elect Annuity payments immediately. The values in the Participant's Individual Account may be applied, subject to Contract provisions, to provide for Fixed Annuity or Variable Annuity payments, or a combination thereof, commencing immediately, under the selected Annuity option under the Contract. (See "Payment of Benefits -- What are the available Annuity options under the Contracts?" on page 20).

    (3) To surrender the Participant's Individual Account for a lump sum cash settlement, in which event the Annual Maintenance Fee and any applicable contingent deferred sales charges will be deducted. (See "Charges Under the Contracts -- How are the charges under the Contracts made?" on page 23). The amount received will be the net termination value next computed after receipt of a written request for complete withdrawal by Hartford at its Administrative Office. Payment will normally be made as soon as possible but not later than seven days after the written request is received by Hartford.

    (4) In the case of a partial withdrawal, the amount requested is withdrawn from the specified Sub-Account(s) or, if no Sub-Account(s) are specified, all applicable Sub-Account(s) on a pro rata basis. The contingent deferred sales charge, if any, is deducted as a percentage of the amount withdrawn (see "Charges Under the Contracts -- How are the charges under the Contracts made?" on page 23). If the contingent deferred sales charge has been experience rated (see "Charges Under the Contracts -- Experience Rating of the Contracts," page
25), any amounts not subject to the contingent deferred sales charge will be deemed to be withdrawn last.

    (5) To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing the Participant's Individual Account to remain in the Accumulation Period. The Participant's Individual Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. A Participant may transfer the values of his or her Individual Account allocations from one or more Sub-Accounts or the General Account to any other Sub-Account, the General

Account or to any combination thereof, subject to certain restrictions (see "Operation of the Contracts," page 14). For a complete description of the restrictions and limitations of this option (5), see "Payment of Benefits -- Systematic Withdrawal Option," page 21.

CAN PAYMENT OF THE REDEMPTION OR SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN DAY PERIOD?

    Yes. Payment of the redemption or surrender value may be postponed whenever
(a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists which makes valuation of the amounts or disposal of securities not reasonably practicable.

MAY I SURRENDER MY ANNUITY BENEFIT ONCE ANNUITY PAYMENTS HAVE STARTED?

    Except with respect to Annuity Option 5 (on a variable payout), once Annuity payments have commenced, no surrender of a life Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement in lieu thereof. Any surrender out of Annuity Option 5 will be subject to contingent deferred sales charges, if applicable. (See "Charges Under the Contracts -- How are the charges under the Contracts made?" on page 23.)

CAN A CONTRACT BE SUSPENDED BY A CONTRACTHOLDER?

    A Contractholder may suspend a Contract by giving written notice to Hartford at its Administrative Office at least 90 days prior to the effective date of such suspension. A Contract will be suspended automatically on its anniversary if the Contractholder fails to agree to any modification of the Contract (see "Payment of Benefits -- Can a Contract be modified?" on page 22), which modifications would have become effective on or before that anniversary. Upon suspension of the Contract, Contributions to Participants' Individual Accounts will continue to be accepted by Hartford on behalf of existing Participants, subject to the Contract terms in effect prior to suspension. Contributions will not be accepted on behalf of any new Participants.

    Annuitants at the time of any suspension will continue to receive their Annuity payments. The suspension of a Contract will not preclude a Participant from applying an existing Participant's Individual Accounts under DC-II to the purchase of Fixed Annuity or Variable Annuity benefits.

HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY?

    A Participant selects an Annuity Commencement Date (usually between his or her 50th birthday and the date on which he attains age 70 1/2) and an Annuity option. Generally, the Annuity Commencement Date may not be deferred beyond the date on which the Participant attains age 70 1/2 (unless the Participant has not retired from service with the Contractholder/Employer) or such earlier date as may be required by applicable law and/or regulation. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payments generally will be made on the first business day of each month.

    The Contract contains five optional Annuity forms, which may be selected on either a Fixed Annuity or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, Hartford reserves the right to begin Annuity payments under Option 2 with 120 monthly payments certain at the time the Participant attains age 65. However, Hartford is not responsible for monitoring any required minimum distributions.

    When an annuity is purchased, unless otherwise specified, Accumulation Unit values will be applied to provide a Variable Annuity under DC-II.

WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT AS AN ANNUITY PAYMENT?

    The minimum Annuity payment is $20. No election may be made which results in a first payment of less than $20. At any time Annuity payments are or become less than $20, Hartford reserves the right to change the frequency of payment to intervals that will result in payments of at least $20.

HOW ARE CONTRIBUTIONS MADE TO ESTABLISH MY ANNUITY ACCOUNT?

    During the Annuity Period, Contract values are applied to establish a Fixed Annuity and/or a Variable Annuity.

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACTS?

OPTION 1: LIFE ANNUITY

    Option 1 is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. Option 1 offers the maximum level of monthly payments of any of the other Annuity options (Options 2-4) under the Contracts, since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    Under Option 1, it would be possible for an Annuitant to receive only one Annuity payment if the Annuitant dies prior to the due date of the second Annuity payment, two Annuity payments if the Annuitant dies prior to the due date of the third Annuity payment, etc.

*OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

    Option 2 is an Annuity payable monthly during the lifetime of an Annuitant. Payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary designated, unless other provisions have been made and approved by Hartford.

*OPTION 3: UNIT REFUND LIFE ANNUITY

    Option 3 is an Annuity payable monthly during the lifetime of the Annuitant and will terminate with the last payment due prior to the death of the Annuitant, except that an additional Annuity payment will be made to the Beneficiary if (a) exceeds (b), where:

              (i) the total amount applied under Option 3 at the Annuity
 (a)  =    Commencement Date, divided by (ii) the Annuity Unit value at the
                            Annuity Commencement Date; and
         --------------------------------------------------------------------

         (i) the number of Annuity Units represented by each monthly Annuity
 (b)  =     payment made, multiplied by (ii) the number of monthly Annuity payments made

    The amount of the additional Annuity payments will be determined by multiplying such excess by the Annuity Unit value as of the date that proof of death is received by Hartford.

OPTION 4: JOINT AND LAST SURVIVOR ANNUITY

    Option 4 is an Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person (a "contingent annuitant"), ceasing with the last Annuity payment prior to the death of the survivor. At the Annuitant's death, payments will continue to be made to the contingent annuitant, if living, for the remainder of such contingent annuitant's life. At the time the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3% or 100%) of the monthly Annuity payment will continue to be paid to the contingent annuitant.

    It would be possible under Option 4 for the Annuitant and the contingent annuitant, in the event of their common or simultaneous death, to receive only one Annuity payment in the event of death prior to the due date for the second Annuity payment and so on.

*OPTION 5: DESIGNATED (FIXED) PERIOD ANNUITY

    Option 5 is for an Annuity payable monthly for the number of years selected. Under the Contracts, the minimum number of Annuity payment years is five.

    In the event of the Annuitant's death prior to the end of the designated Annuity payment period, any then-remaining Annuity payments will be paid to the Beneficiary, unless other provisions have been made and approved by Hartford. Option 5 does not involve life contingencies and therefore has no mortality guarantee.

    Surrenders are subject to the limitations set forth in the Contracts and any applicable contingent deferred sales charges (see "Charges Under the Contracts -- How are the charges under the Contracts made?" on page 23).

    Other Annuity options may be made available from time to time with respect to the Contracts.

* OPTIONS 2, 3 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED ANNUITY PAYMENT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS OR, IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY HARTFORD.
--------------------------------------------------------------------------------

UNDER ANY OF THE ANNUITY OPTIONS DESCRIBED ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED ONCE ANNUITY PAYMENTS COMMENCE.
--------------------------------------------------------------------------------

    SYSTEMATIC WITHDRAWAL OPTION

    If permitted by IRS regulations and the terms of the Employer's plan, a Participant can make withdrawals while allowing his or her Individual Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer and who have a minimum Individual Account balance of $10,000 at the time they elect the Systematic Withdrawal Option ("SWO"). The maximum payment amount is 1.5% monthly, 4.5% quarterly, 9.0% semi-annually or 18.0% annually of the value of the Participant's Individual Account at the time the SWO is elected. Payments are limited to 18.0% of the Participant's Individual Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1/2, an IRS tax penalty may apply. Any contingent deferred sales charge otherwise applicable is waived on SWO payments.

    Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant's Individual Account is depleted). The duration of payments may not extend beyond the Participant's life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.

    A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the contingent deferred sales charge that was previously waived, if any, will be deducted from the Participant's Individual Account upon withdrawal. SWO payments will be deducted on a pro rata basis from the General Account and each Sub-Account to which the Participant's Individual Account is allocated.

    Hartford is not responsible for determining a withdrawal amount that satisfies the Minimum Distribution Requirements under the Code. Participants may be required to change their SWO payment amount to comply with the Minimum Distribution Requirements. Participants should consult a tax adviser to determine whether the amount of their SWO payments meet IRS Minimum Distribution Requirements. For a discussion of the Minimum Distribution Requirements applicable to Participants over age 70 1/2 see "Federal Tax Considerations," page 29.

    The SWO may only be elected pursuant to an election on a form provided by Hartford. Election of the SWO does not affect Participants' other rights under the Contracts.

HOW ARE VARIABLE ANNUITY PAYMENTS DETERMINED?

    Variable Annuity payments are made monthly on a date selected by the Annuitant. When Annuity payments are to commence, the value of the Contract is determined by multiplying (1) the Accumulation Unit value credited to each Sub-Account in which the Contract is invested no earlier than the close of business on the fifth business day preceding the date on which the initial scheduled Annuity payment is to be made, by (2) the number of Accumulation Units credited to each such Sub-Account as of the date the Annuity Period is to commence.

    The initial monthly Annuity Payment is determined by multiplying (1) the value (expressed in thousands of dollars) of a Sub-Account, minus any applicable Premium Taxes, by (2) the amount of the initial monthly Annuity payment per $1,000 on Contract value as set forth in the Annuity tables contained in the Contracts. Such tables are derived from the 1983a Individual Annuity Mortality Table, and have an assumed interest rate ("A.I.R.") of 4.00% or 5.00% per year. With respect to Fixed Annuities only, the current A.I.R. will be applied if it is higher than the rate set forth in the Annuity tables contained in the Contracts.

    Subsequent Variable Annuity payments will be level if the net investment rate remains constant and equal to the A.I.R. Variable Annuity payments will vary up or down in proportion to the variation of the Sub-Accounts' net investment rate from the A.I.R. A higher A.I.R. may produce a higher initial Variable Annuity payment but more slowly rising and more rapidly falling subsequent Variable Annuity payments than would a lower A.I.R.

    In order to determine the number of Annuity Units represented by the initial Annuity payment, the initial monthly Annuity payment, calculated as described above, is divided by the Annuity Value for the appropriate Sub-Account as of the close of business on the fifth business day preceding the date on which the payment is scheduled to be made. The number of Annuity Units remains fixed during the Annuity Period.

    The Annuity Unit value on a given day is determined by multiplying the Annuity Unit value for the preceding day by the product of (1) the net investment factor (see "Operation of the Contracts -- How is the Accumulation Unit value determined?" on page 17) for such given day and (2) a factor to neutralize the A.I.R. The Annuity Unit value used to calculate the dollar amount of Annuity payments is based on an Annuity Unit value determined as of the close of business on a day not more than five business days prior to the Annuity payment date.

    The dollar amount of Annuity payments subsequent to the initial Annuity payment is determined by multiplying (1) the fixed number of Annuity Units, as discussed above, by (2) the then-current Annuity Unit value.

    The following is an illustration of how variable Annuity payments are determined:

                       ILLUSTRATION OF ANNUITY PAYMENTS:
            (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

  1. Net amount applied........................................  $ 139,782.50
  2. Initial monthly income per $1,000 of payment applied......          6.13
  3. Initial monthly Annuity payment (1 x 2  DIVIDED BY
     1,000)....................................................  $     856.87
  4. Annuity Unit Value........................................         3.125
  5. Number of monthly Annuity Units (3  DIVIDED BY 4).........       274.198
  6. Assumed Annuity Unit value for second month equal to......         2.897
  7. Second monthly Annuity payment (6 x 5)....................  $     794.35
  8. Assumed Annuity Unit value for third month equal to.......         3.415
  9. Third monthly Annuity payment (8 x 5).....................  $     936.39

    The above figures illustrate the calculation of Variable Annuity payments under a hypothetical Contract. They have no bearing on the actual Annuity payment history under the Contracts funded by DC-II.

CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, the Contracts may be modified at any time by written agreement between the Contractholder and Hartford. No such modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contractholder the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the IRS.

    On or after the fifth anniversary of any Contract, Hartford may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contractholder, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Individual Account is established under a Contract, will continue to be applicable. Additionally, the limitations on the deductions for the mortality, expense risks and administrative undertakings and the Annual Maintenance Fee will continue to apply in all Contract Years (see "Charges Under the Contracts," page 23).

    Hartford reserves the right to modify the Contracts at any time, if such modification, in Hartford's opinion, (a) is necessary to make the Contract or DC-II comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (b) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (c) is necessary to reflect a change in the operation of DC-II or the Sub-Account(s); or (d) provides additional Separate

Account options; or (e) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contractholder or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

                          CHARGES UNDER THE CONTRACTS

HOW ARE THE CHARGES UNDER THE CONTRACTS MADE?

    There is no deduction for sales expenses at the time Contributions are allocated to a Participant's Individual Account. However, a contingent deferred sales charge may be assessed against a Participant's Individual Account in the event of a withdrawal from the Participant's Individual Account. The number of Participant Contract Years completed prior to withdrawal will determine the amount of the contingent deferred sales charge. The amount or term of the contingent deferred sales charge may be reduced (see "--Experience Rating of the Contracts," page 25). In no event will such charge ever exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Individual Account.

    The contingent deferred sales charge is a percentage of the amount surrendered and equals:

CONTRACT YEAR                                                  MAXIMUM
OF WITHDRAWAL                                                  CHARGE
----------------------------------------------------------  -------------
1 through 5...............................................           5%
6.........................................................           4%
7.........................................................           3%
8.........................................................           2%
9.........................................................           1%
10 or more................................................           0%

    If you request a certain dollar amount to be withdrawn from your Individual Account, the contingent deferred sales charge will be deducted from the amount withdrawn and the balance will be paid to you.

    For example: You request a full surrender of your Individual Account, the value of your Individual Account is $1,000 and the applicable sales load is 5%. The amount of $1,000 will be surrendered from the applicable Sub-Accounts and you will receive $950 (i.e., the $1,000 total withdrawal less the 5% sales charge).

    In the case of a partial withdrawal in which you request to receive a specified amount, the sales charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) in order to provide you with the amount requested. For example: You request to receive $1,000 and the applicable sales load is 5%. Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63, consisting of a $52.63 sales charge ($1,052.63 x 5%), plus the $1,000 you requested).

WHAT DO THE SALES CHARGES COVER?

    The contingent deferred sales charges, when applicable, will be used to reimburse Hartford for expenses relating to the sale and distribution of the Contracts, including commissions paid to any distribution organization and its sales personnel, the cost of preparing sales literature and other promotional activities. It is anticipated that direct commissions paid on the sale of the Contracts will not exceed 5.0% of a Contribution. To the extent that these charges do not cover such distribution expenses, the cost of the excess distribution expenses will be borne by Hartford from its general assets, including surplus or possible profit from mortality and expense risk charges.

WHAT IS THE MORTALITY, EXPENSE RISK AND ADMINISTRATIVE CHARGE?

    Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Funds, the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after their retirements or (b) Hartford's actual expenses, including certain administrative expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.

    In providing an expense undertaking, Hartford assumes the risk that the deductions for contingent deferred sales charges, and the Annual Maintenance Fee under the Contracts may be insufficient to cover actual future costs.

    The mortality undertaking provided by Hartford under the Contracts, assuming the selection of one of the forms of Annuity options is to make monthly Annuity payments (determined in accordance with the Annuity tables and other provisions contained in the Contracts) regardless of how long all Annuitants may live and regardless of how long all Annuitants as a group may live. This undertaking assures a Contractholder that neither the longevity of an Annuitant nor an improvement in life expectancy will have any adverse effect on the monthly Annuity payments the Annuitant will receive under the Contract. It thus relieves a Participant from the risk of outliving the funds accumulated for his or her benefit under a Contract.

    The mortality undertaking is based on Hartford's present actuarial determination of expected mortality rates among all Annuitants. If actual experience among Annuitants deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its Contract obligations. In that event, a loss will result to Hartford. Conversely, if longevity among Annuitants is lower than anticipated, a gain will result to Hartford. Hartford also assumes the liability for payment of the Minimum Death Benefit provided under a Contract.

    The administrative undertaking provided by Hartford assures the Contractholder that administration of the Contract will be provided throughout the entire life of the Contract.

    For assuming these risks Hartford currently applies a charge equal to 1.25% (estimated at .85% for mortality, .15% for expense risk and .25% for administrative undertakings) of the average daily net assets of DC-II. The rate charged for the mortality, expense risk and administrative undertakings under the Contracts may be reduced (see "-- Experience Rating of the Contracts," page
25) and may be periodically increased by Hartford beyond a rate of 1.25%, subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Commission shall have first approved such increase.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

    An Annual Maintenance Fee will be deducted from the value of each Participant's Individual Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but such fee may be reduced or waived (see "-- Experience Rating of the Contracts," page 25).

    The Annual Maintenance Fee will be deducted on the last business day of each Participant's Contract Year; provided, however, that if a full redemption of the value of a Participant's Individual Account is redeemed is made at any time prior to the last business day of the applicable Participant's Contract Year, then the Annual Maintenance Fee will be deducted from the proceeds of such redemption. No deduction for the Annual Maintenance Fee will be made during the Annuity Period under a Contract. The Annual Maintenance Fee will be deducted on a pro rata basis from the value of the Sub-Accounts chosen with respect to a Participant's Individual Account.

IS THERE EVER A TIME WHEN THE SALES CHARGES OR THE ANNUAL MAINTENANCE FEE DOES NOT APPLY?

    The contingent deferred sales charge and Annual Maintenance Fee will not be deducted from a Participant's Individual Account under a Contract in the event of the Participant's: (a) death, (b) disability, within the meaning of Code section 72(m)(7) (provided that any such disability would entitle the Participant to receive social security disability benefits), (c) confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility, (d) separation from service with the Employer on or after the Participant Contract Year 5 for Participants age 59 1/2 or older, (e) financial hardship (e.g., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post-secondary education), or in the event that a Participant's Individual Account is paid out under one of the available Annuity options under the Contracts or under the Systematic Withdrawal Option (except that a surrender out of Annuity Option 5 is subject to sales charges, if applicable). Some of the foregoing events may not apply to Participants under an Individual Retirement Annuity.

    In the event a Participant is otherwise eligible to make a withdrawal from his or her Individual Account under the terms of the Employer's plan, such Participant may withdraw, on a non-cumulative basis, each Participant Contract Year after the first Participant Contract Year up to 10% of the value of his or her Individual Account, without application of a contingent deferred sales charge. The minimum amount that can be withdrawn under this provision is $250.

EXPERIENCE RATING OF THE CONTRACTS

    Hartford may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to (1) the total number of Participants, (2) the sum of all Participants' Individual Account values, (3) the allocation of Contract values between the General Account and the Separate Account under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether Hartford is the exclusive annuity Contract provider. Experience credits may be applied, either prospectively or retrospectively, as a reduction in the deduction for mortality, expense risk and administrative undertakings, a reduction in the term or amount of any applicable contingent deferred sales charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee, a reduction in the amount of the Transfer Fee, or any combination of the foregoing. Hartford may apply and allocate experience credits in such manner as Hartford deems appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits may not be available in all states. Participants in Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Hartford's sole discretion, in the even of a change in applicable factors.

HOW MUCH ARE THE DEDUCTIONS FOR PREMIUM TAXES ON THE CONTRACTS?

    A deduction is made for Premium Taxes, if applicable, imposed by states or other governmental entities. Certain states impose a Premium Tax, ranging up to 3.50%. With respect to any Contract subject to a Premium Taxes, Hartford will pay such taxes when imposed by the applicable taxing authorities. Hartford, in its sole discretion, will deduct Premium Taxes from Contributions when received, from proceeds at surrender, or from the amount applied to effect an Annuity at the time Annuity payments commence.

WHAT CHARGES ARE MADE BY THE FUNDS?

    Deductions are made from the assets of the Funds to pay for management fees and the operating expenses of the Funds. A full description of the Funds, their investment policies and restrictions, risks charges and expenses and all other aspects of their operation is contained in the prospectuses for the Funds accompanying this Prospectus

ARE THERE ANY OTHER DEDUCTIONS?

    Participants may transfer Individual Account values between or among Sub-Accounts up to 12 times per Participant Contract Year. Such transfers may be subject to a Transfer Fee of $5 for each transfer in excess of 12 made in a Participant Contract Year.

                        HARTFORD LIFE INSURANCE COMPANY
                                 AND THE FUNDS

WHAT IS HARTFORD?

    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                                HARTFORD RATINGS

                                                     EFFECTIVE
                                                      DATE OF
                   RATING AGENCY                      RATING      RATING                BASIS OF RATING
 --------------------------------------------------  ---------  ----------  ----------------------------------------
 A.M. Best and Company, Inc........................     9/9/97          A+  Financial soundness and operating
                                                                            performance.
 Standard & Poor's.................................    1/23/98          AA  Insurer financial strength
 Duff & Phelps.....................................    1/23/98         AA+  Claims paying ability

WHAT ARE THE FUNDS?

    The assets of each Sub-Account of the Separate Account are invested exclusively in one of the Funds. The investment objectives of each of the Funds are summarized below. There is no guarantee that any Fund will achieve its stated objectives.

    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operations is contained in the Statement of Additional Information, which may be ordered from Hartford, and in the prospectuses for the Funds accompanying this Prospectus. All such prospectuses should be read in conjunction with this Prospectus before investing.

    THESE FUNDS MAY NOT BE AVAILABLE IN ALL STATES.

HARTFORD FUNDS

  HARTFORD ADVISERS FUND

    Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.

  HARTFORD BOND FUND

    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."

  HARTFORD CAPITAL APPRECIATION FUND

    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital.

  HARTFORD DIVIDEND AND GROWTH FUND

    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.

  HARTFORD INDEX FUND

    Seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index").*

  HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

  HARTFORD MORTGAGE SECURITIES FUND

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

*"STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P
 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY AND AFFILIATES. THE HARTFORD INDEX FUND, INC. ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

  HARTFORD STOCK FUND

    Seeks long-term growth of capital by investing primarily in equity securities.

  HARTFORD MONEY MARKET FUND

    Seeks maximum current income consistent with liquidity and preservation of capital.

CALVERT FUND

  CALVERT SOCIAL BALANCED PORTFOLIO

    Seeks to achieve a total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social criteria established for the Portfolio.

AMERICAN CENTURY VP FUNDS

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AMERICAN CENTURY VP ADVANTAGE

    Seeks capital growth over time by investing primarily three types of securities. The fund's investment manager intends to invest approximately (i) 20% of the fund's assets in securities of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such securities with a weighted average maturity of six months or less, i.e., cash or cash equivalents, (ii) 40% of the fund's assets in fixed income securities of the United States government and its agencies and instrumentalities with a weighted average maturity of three to 10 years and (iii) 40% of the fund's assets in equity securities that are considered by management to have better-than-average prospects for appreciation. As described in greater detail in this Prospectus, assets will be purchased or sold, as the case may be, as is necessary in response to changes in market value to maintain the asset mix of the fund's portfolio at approximately 60% cash, cash equivalents and fixed income securities and 40% equity securities

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AMERICAN CENTURY VP CAPITAL APPRECIATION

    Seeks capital growth over time by investing properly in common stocks that are considered by management to have better-than-average prospects for appreciation.

FIDELITY FUNDS

  AMS/FIDELITY INVESTMENTS VIP II ASSET MANAGER PORTFOLIO

    Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term money market instruments.

  AMS/FIDELITY INVESTMENTS VIP GROWTH PORTFOLIO

    Seeks capital appreciation primarily through purchase of common stocks, although its investments are not restricted to any one type of security.

  AMS/FIDELITY INVESTMENTS VIP II CONTRAFUND PORTFOLIO

    Seeks long term capital appreciation through purchase of equity securities of domestic or foreign companies whose value FMR believes is not fully recognized by the public.

  AMS/FIDELITY INVESTMENTS VIP OVERSEAS PORTFOLIO

    Seeks long term capital appreciation by investing primarily in foreign securities of issuers whose principal business activities are outside of the United States.

    The Hartford Funds are organized as corporations under the laws of Maryland and are registered as diversified open-end management companies under the Investment Company Act of 1940. The Calvert Social Balanced Portfolio is a series of Calvert Variable Series, Inc., which is an open-end management investment company. The American Century VP Advantage and American Century VP Capital Appreciation Funds ("American Century VP Funds") are separate series of shares issued by American Century Variable Portfolios, Inc. ("ACVP"), a corporation organized under the laws of the state of Maryland. ACVP is a registered, diversified, open-ended management investment company, registered under the Investment Company Act of 1940. The Fidelity Funds involve two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The VIP Growth Portfolio and VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund. The VIP II Asset Manager Portfolio and VIP II Contrafund Portfolio are portfolios of the Variable Insurance Products Fund II. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund.

    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contractholders or to variable life insurance policy owners, the Boards of Directors of the Funds intend to monitor events in order to identify any material conflicts between such Contractholders and policy owners and to determine what action, if any, should be taken in response thereto. If such Boards of Directors were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, the variable annuity Contractholders would not bear any expenses attendant to the establishment of such separate funds, but variable annuity Contractholders and variable life insurance policy owners would no longer have the economics of scale resulting from a larger combined fund.

    Shares of Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. which is unaffiliated with Hartford, are offered to other separate accounts which are not affiliated with the Separate Account. Hartford and the Board of Trustees of Calvert Variable Series, Inc. intend to monitor events to identify any material irreconcilable conflicts which may arise and to determine what action, if any, should be taken in response thereto.

    Shares of the American Century VP Funds and the Fidelity Funds are offered to other separate accounts which are not affiliated with the Separate Account.

    Hartford reserves the right, subject to compliance with applicable laws, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or in the event of any changes in applicable laws or interpretations of such laws. Current law requires that Hartford notify you of any such substitution and approval thereof by the Commission. Hartford also reserves the right, subject to compliance with applicable laws, to offer additional Funds with differing investment objectives.

    The Advisers Fund Sub-Account was not available under Contracts issued prior to May 2, 1983. The Capital Appreciation Fund Sub-Account was not available under Contracts issued prior to May 1, 1984. The Mortgage Securities Fund Sub-Account was not available under Contracts issued prior to January 15, 1985. The Index Fund Sub-Account was not available under Contracts issued prior to May 1, 1987. A Contractholder may make written request to Hartford that Funds not available prior to the issue date of a Contract be made available for investment under the Contract.

INVESTMENT ADVISERS

HARTFORD FUNDS

    HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds.

    Wellington Management Company, LLP serves as investment sub-adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Opportunities Fund and Hartford Stock Fund. Additionally, The Hartford Investment Management Company, Inc., ("HIMCO") serves as investment sub-adviser for Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and Hartford Money Market Fund.

CALVERT SOCIAL BALANCED PORTFOLIO

    Calvert Asset Management Company serves as investment adviser and manages the fixed-income portion of the Calvert Social Balanced Portfolio. The sub-advisor to the portfolio is NCM Capital Management Group, Inc. ("NCM"). NCM manages the equity portion of the Portfolio.

AMERICAN CENTURY VP FUNDS

    The American Century VP Funds are managed by American Century Investment Management, Inc., whose principal business address is American Century Tower, 4500 Main Street, Kansas City, MO 64111. ACIM has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.

FIDELITY FUNDS

    The Fidelity Funds are managed by Fidelity Management & Research Company ("FMR"), whose principal business address is 82 Devonshire Street, Boston, Massachusetts. FMR, one of America's largest investment management organizations, is composed of a number of different companies which provide a variety of financial services and products. FMR, founded in 1946, is the original Fidelity company. It provides investment research and portfolio management services to a number of mutual funds and other clients. Various Fidelity companies perform certain activities required to operate Variable Insurance Products Fund and Variable Insurance Products Fund II.

                           FEDERAL TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. For detailed information, a qualified tax adviser should always be consulted. This discussion is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.

B. HARTFORD AND SEPARATE ACCOUNT TWO

    Separate Account Two is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, Separate Account Two will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and any realized capital gains on the assets of Separate Account Two are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. (See "How is the Accumulation Unit value determined?" commencing on page 17.) As a result, such investment income and realized capital gains are automatically applied to increase reserves under the contract.

    No taxes are due on interest, dividends and short-term or long-term capital gains earned by Separate Account Two with respect to qualified or non-qualified contracts.

C. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    The tax rules applicable to tax-qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of applicable limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions which do not conform to applicable commencement and minimum distribution rules, and certain other transactions with respect to tax-qualified plans. Therefore, this summary does not attempt to provide more than general information about the tax rules associated with use of the Contract by a tax-qualified retirement plan. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract, but that Hartford is not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless Hartford specifically consents to be bound. Additionally, some tax-qualified retirement plans are subject to distribution and other requirements which are not incorporated into Hartford's administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, Contract owners, participants and beneficiaries are encouraged to consult their own tax advisers as to specific tax consequences.

  1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS

    Provisions of the Code permit eligible employers to establish pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use these contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

  2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b)

    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations, as specified in Section 501(c)(3) of the Code, to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of an employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

    a)  after the participating employee attains age 59 1/2;

    b)  upon separation from service;

    c)  upon death or disability; or

    d) in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed). Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) contract as of December 31, 1988.

  3. DEFERRED COMPENSATION PLANS UNDER SECTION 457

    Employees and independent contractors performing services for eligible employers may have contributions made to an Eligible Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State or other tax-exempt organization. For these purposes, the term "State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or, for 1998, $8,000 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.

    An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such Eligible governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization and such amounts will be subject to the claims of such tax-exempt employer's general creditors.

    In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.

  4. INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408

    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.

  5. TAX PENALTIES

    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

    a. PREMATURE DISTRIBUTION.

      Distributions from a tax-qualified plan before the Participant attains age 59 1/2 are generally subject to an additional penalty tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).

      In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by
    Section 72(t)(7) of the Code, or which are qualified first-time homebuyer distributions meeting the requirements of Section 72(t)(8) of the Code.

    b. MINIMUM DISTRIBUTION TAX.

      If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.

      An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

      If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

      If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

    c. FEDERAL INCOME TAX WITHHOLDING.

      In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

      Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

    1)  the non-taxable portion of the distribution;

    2)  required minimum distributions; or

    3)  direct transfer distributions.

      Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

D. DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated assets account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investment, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

E. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

F. NON-NATURAL PERSONS, CORPORATIONS

    The annual increase in the value of the contract is currently includable in the gross income of a non-natural person, unless the non-natural person is holding as an agent for a natural person. There are additional exceptions to this general rule of inclusion for (i) certain annuities held by a structured settlement company, (ii) certain annuities held by an employer with respect to a terminated pension plan and (iii) certain immediate annuities. A non-natural person, which is a tax-exempt entity for federal tax purposes, will not be subject to income tax as a result of this provision.

G. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                                 MISCELLANEOUS

WHAT ARE MY VOTING RIGHTS?

    Hartford shall notify Contractholders of any Fund shareholders' meeting if the shares held for the Contractholders' accounts through DC-II may be voted at such meetings. Hartford shall also send proxy materials and a form of instruction by means of which a Contractholder can instruct Hartford with respect to the voting of the Fund shares held for the Contractholder's account. In connection with the voting of Fund shares held by it, Hartford shall arrange for the handling and tallying of proxies received from Contractholders. Hartford shall have no right, except as hereinafter provided, to vote any Fund shares held by it which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from Contractholders for whose accounts the Fund shares are held. If a Contractholder desires to attend any meeting at which shares held for the Contractholder's benefit may be voted, the Contractholder may request that Hartford furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contractholder's account. In the event that a Contractholder gives no instructions or leaves the manner of voting discretionary, Hartford will vote such shares of the appropriate Fund, including any Fund shares it may own, in the same proportion as shares of that Fund for which instructions have been received.

    Every Participant under a Contract issued with respect to DC-II who has a full (100%) vested interest under a group Contract shall receive proxy material and a form of instruction by which Participants may instruct the Contractholder with respect to the number of votes attributable to his or her individual participation under such Contract.

    A Contractholder or Participant, as appropriate, is entitled to one full or fractional vote for each full or fractional Accumulation Unit or Annuity Unit owned. The Contractholder has voting rights throughout the life of the Contract. The vested Participant has voting rights for as long as his or her participation in the Contract continues. Voting rights attach only to interests under DC-II.

    During the Annuity period under a Contract, the number of votes will decrease as the assets held to fund Annuity benefits decrease.

WILL OTHER CONTRACTS BE PARTICIPATING IN THE SEPARATE ACCOUNT?

    In addition to the Contracts described in this Prospectus, other forms of group Annuities which are funded by, and provide benefits which vary in accordance with the investment experience of, the Separate Account are sold.

HOW ARE THE CONTRACTS SOLD?

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the NASD.

    HSD is an affiliate of Hartford. Hartford's parent company indirectly owns 100% of HSD. The principal business address of HSD is the same as that of Hartford.

    The securities will be sold by salespersons of HSD who represent Hartford as insurance and Variable Annuity agents and who are registered representatives of broker-dealers which have entered into distribution agreements with HSD.

    Compensation up to a maximum of 5% of Contributions and 0.25% annually on Participants' Individual Account Values will be paid by Hartford to registered representatives for the sale of Contracts. Sales compensation may be reduced.

    Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services proviced. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNT'S ASSETS?

    Hartford is the custodian of the assets of the Separate Account, including those assets held in DC II.

ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    There are no material legal proceedings pending to which the Separate Account is a party. Counsel with respect to federal laws and regulations applicable to the issue and sale of the contracts and with respect to Connecticut law is Lynda Godkin, General Counsel, Hartford Life Insurance Company, P.O. Box 2999, Hartford, CT 06104-2999.

    Hartford may, in its sole discretion, elect not to exercise a right or reservation specified in the Contract. Such election shall not constitute a waiver of the right to exercise such right or reservation at any subsequent time.

YEAR 2000

    The Year 2000 issue relates to the ability or inability of computer systems to properly process information and data containing or related to dates beginning with the year 2000 and beyond. The Year 2000 issue exists because, historically, many computer systems that are in use today were developed years ago when a year was identified using a two-digit field rather than a four-digit field. As information and data containing or related to the century date are introduced to computer hardware, software and other systems, date sensitive systems may recognize the year 2000 as 1900, or not at all, which may result in computer systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that occur with third parties with which a company does business, such as suppliers, computer vendors and others, may also adversely affect any given company.

    As an insurance and financial services company, Hartford has thousands of individual and business customers that have purchased or invested in insurance policies, annuities, mutual funds and other financial products. Nearly all of these policies and products contain date sensitive data, such as policy expiration dates, birth dates, premium payments dates and the like. In addition, Hartford has business relationships with numerous third parties that affect virtually all aspects of its business, including, without limitation, suppliers, computer hardware and software vendors, insurance agents and brokers, securities broker-dealers and other distributors of financial products.

    Beginning in 1990, Hartford began working on making its computer systems Year 2000 ready, either by installing new programs or by replacing systems. In January 1998, Hartford commenced a company-wide program to further identify, assess and remediate the impact of Year 2000 problems in all of Hartford's business segments. Hartford currently anticipates that this internal program will be substantially completed by the end of 1998, and testing of computer systems will continue through 1999.

    In addition, as part of its Year 2000 program, Hartford is identifying third parties with which it has significant business relations in order to attempt to assess any potential impact on Hartford as a result of such third-party Year 2000 issues and remediation plans. Hartford currently anticipates that it will substantially complete this evaluation by the end of 1998, and will conduct systems testing with certain third parties through 1999. Hartford does not have control over these third parties and, as a result, Hartford cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to successfully address their Year 2000 issues. Hartford will continue to assess Year 2000 risk exposures related to its own operations and its third-party relationships and is in the process of developing contingency plans.

    The costs of addressing the Year 2000 issue that have been incurred through the six months ended June 30, 1998 have not been material to Hartford's financial condition or results of operations. Hartford will continue to incur costs related to its Year 2000 efforts and does not anticipate that the costs to be incurred will be material to its financial condition or results of operations.

ARE YOU RELYING ON ANY EXPERTS AS TO ANY PORTION OF THIS PROSPECTUS?

    The audited financial statements and financial statement schedules included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

HOW MAY I GET ADDITIONAL INFORMATION?

    Your inquiries will be answered by calling your sales representative or by writing to Hartford at its Administrative Office.

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION

SECTION                                                       PAGE
------------------------------------------------------------  ----
DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..............
SAFEKEEPING OF ASSETS.......................................
INDEPENDENT PUBLIC ACCOUNTANTS..............................
DISTRIBUTION OF CONTRACTS...................................
CALCULATION OF YIELD AND RETURN.............................
PERFORMANCE COMPARISONS.....................................
FINANCIAL STATEMENTS........................................

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(B)(11) ACKNOWLEDGMENT FORM

    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

       a. attained age 59 1/2

       b. separated from service

       c. died, or

       d. become disabled.

Distributions of post December 31, 1988 Contributions (excluding any income thereon) may also be made if you have experienced a financial hardship. Also there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service. Also, please be aware that your 403(b) plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:

    Hartford Life Insurance Company
    Attn: AMS Service Center Administration
    P.O. Box 2999
    Hartford, CT 06104-2999
Name of Contractholder/Participant _____________________________________________
Address ________________________________________________________________________
City or Plan/School District ___________________________________________________
Date ___________________________________________________________________________

    To obtain a Statement of Additional
Information, complete the form below and mail to:

    Hartford Life Insurance Company
    Attn: AMS Service Center Administration
    P.O. Box 2999
    Hartford, CT 06104-2999

    Please send a Statement of Additional
Information for Separate Account Two (DC Variable
Account II) (Form HV-2025-2) to me at the
following address:
    _________________________________________
                       Name
     _________________________________________
                      Address
     _________________________________________
         City/State               Zip Code